THE LAZARD FUNDS, INC.
Lazard International Small Cap Portfolio

Supplement to Prospectus dated May 1, 2002

The following are the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio. This information replaces any contrary information contained in the Prospectus.

Lazard International Small Cap Portfolio—Herbert W. Gullquist and John R. Reinsberg (each since inception) and Brian Pessin (since January 2003)

Brian Pessin. Mr. Pessin is a Vice President of the Investment Manager, which he joined in 1999. Previously, he was associated with Dawson, Samberg Capital Management.

January 17, 2003